SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              EAGLE BROADBAND, INC.
                              ---------------------

                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                   and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

                                 (4) Date Filed:

                              EAGLE BROADBAND, INC.
                              101 Courageous Drive
                              League City, TX 77573

June 10, 2004

To Our Shareholders:

         You are cordially invited to attend the Special Meeting of Shareholders of Eagle Broadband, Inc., which will be held at 10:00 a.m. Central Daylight Time, July 20, 2004.

         Information about the Special Meeting, including matters on which shareholders will act, may be found in the Notice of Special Meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         The Board of Directors has determined that the adoption of the June 2004 Compensatory Stock Option Plan is advisable and in the best interest of Eagle Broadband and its stockholders. We have established the stock option plan to provide those persons who have substantial responsibility for the management and growth of the Company with additional incentives and opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company. The Board recommends you to approve the adoption of the compensatory stock option plan adopted by the Board. As a stockholder, you cast one vote for each share you own.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or use the telephone or Internet voting systems to ensure that your shares are represented at the meeting. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

                                                     Sincerely yours,

                                                     /S/ David A. Weisman
                                                     David A. Weisman
                                                     Chairman

                              EAGLE BROADBAND, INC.
                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
                    _________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  July 20, 2004
                    _________________________________________


         The Special Meeting of Shareholders of Eagle Broadband, Inc., will be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. Central Daylight Time, July 20, 2004, for the following purpose:

            Approval of our June 2004 Compensatory Stock Option Plan.

         The close of business on June 3, 2004, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.

 By Order of the Board of Directors,

/S/David A. Weisman
David A. Weisman
CHIEF EXECUTIVE OFFICER

Dated: June 10, 2004

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING. VOTES MAY ALSO BE CAST ONLINE OR BY TELEPHONE PER THE INSTRUCTIONS ON THE PROXY.

                              EAGLE BROADBAND, INC.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

         The Board of Directors of Eagle Broadband, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. Our Special Meeting will be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. Central Daylight Time, July 20, 2004, unless adjourned or postponed. The Board is making this solicitation by mail, and Eagle will pay all costs associated with this solicitation. When you see the term "we," "our," or "Eagle," it refers to Eagle Broadband, Inc., and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock is the only type of security entitled to vote at the Special Meeting. On June 3, 2004, the record date for determination of shareholders entitled to vote at the Special Meeting, there were 191,489,049 shares of common stock outstanding. Each shareholder of record on June 3, 2004, is entitled to one vote for each share of common stock held by such shareholder on such date. Shares of common stock may not be voted cumulatively. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         PROPOSAL 1. Approval of the June 2004 Compensatory Stock Option Plan requires the affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy at the Special Meeting.


Proxies

         Whether or not you are able to attend the Special Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of the June 2004 Compensatory Stock Option Plan. You may also revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices before the beginning of the Special Meeting. You may also automatically revoke your proxy by attending the Special Meeting and voting in person. All shares represented by a valid proxy received prior to the Special Meeting will be voted.

Solicitation of Proxies

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services.

Dissenters' Rights for the Holder of Texas Common Stock

         Texas law does not provide for dissenters' rights of appraisal for holders of Texas common stock in connection with the approval of a compensatory stock option plan.

Interest of Certain Persons in Matters to Be Acted Upon

         The Company's directors and employees will have a direct pecuniary interest in the approval of the Plan because they may be awarded with additional shares of Company common stock.

                                     ITEM 1

            TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE EAGLE BROADBAND, INC. JUNE 2004 COMPENSATORY STOCK OPTION PLAN

Background Information

         The board of directors has adopted, subject to stockholder approval, the Company's June 2004 Compensatory Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by: (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

         The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as APPENDIX A.

General Administration of the Plan

         The Plan will be administered by the Compensation Committee of the board of directors (the "Committee"). The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The Plan will become effective upon approval by the stockholders and will expire ten years from such effective date unless terminated earlier or extended by the board of directors.

         Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "independent director" as defined by American Stock Exchange rules, and an "outside director" within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price. The Committee may also establish rules for administration of the Plan.

Eligibility

         The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the board of directors.

Shares Subject to the Plan

         Subject to adjustment as described below, a maximum of 10,000,000 shares of Company common stock may be issued under the Plan. Any shares of

Company common stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company's common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the Plan

Stock Options

         The Committee may grant awards in the form of options to purchase shares of the Company's common stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option, provided, however, that the exercise price of any "Incentive Stock Option" (as defined in the Plan) may not be less than 100% of the fair market value of the shares of Company common stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company common stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

Stock Appreciation Rights

         The Plan also authorizes the Committee to grant stock appreciation rights ("SARs"). Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee's discretion, payment of such amount may be made in cash, shares of Company common stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

Performance Shares

         The Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Restricted Stock and Restricted Stock Units

         Under the Plan, the Committee may award restricted shares of the Company's common stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Stock Based Awards

         In addition, the Committee shall have authority under the Plan to grant stock unit awards, which can be in the form of common stock or units, the value of which is based, in whole or in part, on the value of the Company's common stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

Awards to Covered Employees

         The Plan permits the Committee to grant qualified performance-based awards ("Awards") to the chief executive officer and the four other highest compensated officers of the Company (the "Covered Employees"). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

         If the Award is a stock option or SAR grant with an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant, the Award qualifies as performance-based pay under Section 162
(m).

         If  performance  shares are granted,  then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric) ; share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

         The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

Change in Control

         In order to preserve the rights of participants in the event of a Change in Control (as defined in the Plan), the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award; (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable; (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control; (iv) cause the award to be assumed, or new rights substituted therefore, by another entity; or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

Amendment and Termination of the Plan

         The board of directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) increase the number of shares of Company common stock reserved for issuance under the Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

Federal Income Tax Consequences

         Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

         A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period") any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

         However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant's post-exercise holding period for such shares.

         Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

         Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

         A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

         Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

         A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's holding period for such shares after their restrictions lapse.

         Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Unit Awards

         A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

         A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

         The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

         To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-delivery holding period for such shares.

New Plan Benefits

         Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the board of directors in accordance with the compensation policies of the Committee, which are discussed in the "Report of the Compensation Committee."

         BASED UPON TNE RECOMMENDATION OF TNE COMPENSATION COMMITTEE, THE BOARD HAS APPROVED THE ADOPTION OF OUR JUNE 2004 COMPENSATORY STOCK OPTION PLAN AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED PLAN. THE APPROVAL OF SUCH PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE
OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND REPRESENTED AT THE ANNUAL MEETING.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As June 3, 2004, a total of 191,489,049 shares of our common stock were outstanding. The following table sets forth, as of June 3, 2003, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors, (c) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Eagle Broadband, Inc., 101 Courageous Drive, League City, Texas 77573.

                            SHARES BENEFICIALLY OWNED

      Beneficial Owner            Number of Shares            Percent of Class
      ----------------            ----------------            ----------------

David Weisman                           1,328,965(1)         Less than 1%
H. Dean Cubley                          3,095,283(2)         1.6%
Christopher W. Futer                      153,689            Less than 1%
A. L. Clifford                            561,782(3)         Less than 1%
Glenn Allan Goerke                        161,937(4)         Less than 1%
C. J. Reinhartsen                         103,391            Less than 1%
Lorne E. Persons, Jr.                     294,787            Less than 1%
                                 -----------------
Directors and Executive Officers
 as a Group (8 persons)                                      2.9 %

         (1) Includes options to purchase 300,000 shares at an exercise price of $0.41 per share; 400,000 shares of common stock at an exercise price of $0.60 per share; and 500,000 shares of common stock at an exercise price of $0.75 per share.

         (2) Includes options to purchase 2,000,000 shares of common stock at an exercise price of $0.41 per share; 3,333 shares of common stock at an exercise price of $0.60 per share; and 1,923 shares of common stock at an exercise price of $0.60 per share.

         (3) Includes 105,000 shares, which are held in the name of The Clifford Family Trust, and 61,667 shares held by Mr. Clifford's wife. (4) Includes options to purchase 25,000 shares of common stock at an exercise price of $0.41 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2003.

                                  COMPENSATION

Chief Executive Officer Compensation

         During the fiscal year ended August 31,2003, Dr. H. Dean Cubley served as chief executive officer. Dr. Cubley's salary was $275,000 per year. Dr. Cubley earned 300,000 options during the fiscal year ended August 31, 2003.

         Mr. David Weisman was elected to the position of chief executive officer in September 2003. Mr. Weisman's salary is $275,000 during the fiscal year ended August 31, 2004. Mr. Weisman has earned 1,200,000 options to the current date since the start of his employment.

Executive Compensation

                       The following table contains compensation data for our named executive officers who received total annual salary and bonus for the fiscal years ended August 31, 2003, 2002 and 2001 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL              LONG TERM
                                               COMPENSATION         COMPENSATION AWARDS
                                               ------------       ---------------------
                                                                      Securities Underlying       ALL OTHER
              NAME AND                             Salary   Bonus          Options               COMPENSATION
         PRINCIPAL POSITIONS             YEAR       ($)      ($)              (#)                   ($)
         -------------------             ----    ---------    ----      ---------------------    ------------
H. Dean Cubley, CEO                      2003     275,000      --     300,000 options at $0.41         --
                                         2002     275,000      --               --                     --
                                         2001     185,000      --               --                     --

Options, Warrants, and Stock Appreciation Rights

         Our 1996 Stock Option Plan provides for the issuance of an aggregate of 1,000,000 shares of common stock. No options under the plan were issued to any executive officers or directors in fiscal 2003.

         The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2003, and option holdings as of August 31, 2003, with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                             Value         Number of Securities            Value of Unexercised
                        Shares Acquired    Realized       Underlying Unexercised               In-the-Money
Name                    on Exercise (#)       ($)          Options at FY-End (#)          Options at FY-End ($)
----                    ---------------    --------     ---------------------------    ----------------------------
                                                        Exercisable   Unexercisable    Exercisable    Unexercisable
                                                        -----------   -------------    -----------    -------------
H. Dean Cubley                 0               0          300,000           0               -              0

         The fair market value of our common stock at August 31, 2003, was $.47 per share. Since the exercise price of the options listed above is $0.60 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

Compensation of Directors

         Directors received $2,000 cash and $2,500 in shares of common stock, and $1,000 cash and $1,250 in shares of common stock, for meetings attended in person and via teleconference, respectively. In addition members of the Audit Committee and the Compensation Committee receive $1,000 for each committee meeting and the secretary receives $1,000 additional for each board meeting.

Employment Agreements

         David Weisman has an existing employment agreement with the Company that he entered into effective September 2003. Mr. Weisman's current agreement for the position of chief executive officer is at an annual salary of $275,000 and is effective through April 2, 2005. The agreement includes incentives of options some of which vest over the 18-month duration of his employment contract and some of which are based upon the attainment of market capitalization milestones and some of which are based on the cumulative revenue of the Company. To date Mr. Weisman has earned five-year options to purchase 300,000 shares at $0.41, plus 400,000 shares at $0.60, plus 500,000 shares at $0.75 per share.

         Mr. Weisman's  agreement has early termination  provisions and standard
non-compete,   non-disclosure,   trade  secret,   and  proprietary   information
protection.

         Dr. Cubley has an existing employment agreement with the Company that he entered into effective January 2001. Dr. Cubley's current agreement for the position of Chief Technology officer is at an annual salary of $275,000 and is effective through September 2004. The agreement includes incentives of options some of which are based upon the attainment of market capitalization milestones and some of which are based on the cumulative revenue of the Company. To date Dr. Cubley has earned five-year options to purchase 2,000,000 shares at $0.41 per share.

Compensation Committee Interlocks and Insider Participation

         Our Compensation Committee for the fiscal year ended August 31, 2003, consisted of A. L. Clifford, Glenn Allan Goerke, Jim Reinhartsen and Lorne Persons. None of our executive officers or board members served on a compensation committee for any other company.

Report of the Compensation Committee

         The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

         We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

         Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

         We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Stock Performance Graph

         This section includes a tabular comparison of the cumulative total stockholder return on: our common stock against the cumulative total return of the NASDAQ Index and the communications equipment peer group ("Peer Group") for the period of five fiscal years commencing August 31, 1998, and ending August 31, 2003. The graph and table assume that $100 was invested on August 31, 1998, in each of our common stock, the NASDAQ Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Eagle Broadband. The comparisons shown in the comparison below are based upon historical data. The stock price performance shown in the comparison below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE

          COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

     ----------------------------------------------------------------------------------------------------------------------------
                                29-Aug-98        31-Aug-99       31-Aug-00        31-Aug-01       31-Aug-02        31-Aug-03
     ----------------------------------------------------------------------------------------------------------------------------
     Eagle Broadband Inc.          $100            $107             $470             $63             $37              $35
     ----------------------------------------------------------------------------------------------------------------------------
     Nasdaq US                     $100            $186             $284            $121             $91             $122
     ----------------------------------------------------------------------------------------------------------------------------
     Communications                $100            $158             $224            $116             $37              $54
     Equipment, NEC
     ----------------------------------------------------------------------------------------------------------------------------

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth information, as of August 31, 2003, with respect to the Company's compensation plans under which common stock is authorized for issuance.

                                                                                                   Number of Securities Remaining
                                     Number of Securities To be                                    Available for Future Issuance
                                      Issued Upon Exercise of        Weighted Average Exercise    Under Equity Compensation Plans
                                   Outstanding Options, Warrants   Price of Outstanding Options,  (Excluding Securities Reflected
                                             and Rights                 Warrants and Rights                 in Column A)
          Plan Category                         (A)                             (B)                             (C)
--------------------------------- ------------------------------- -------------------------------- ---------------------------------
Equity Compensation Plans
Approved by Security Holders                  406,131                          $1.27                           551,370

Equity Compensation Plans Note
Approved by Security Holders (1)              5,991,667                        $1.47                              0
                                              ---------                        -----                              -
              Total                           6,397,798                        $1.45                           551,371


                              STOCKHOLDER PROPOSALS

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than August 30, 2004. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by November 16, 2004. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  OTHER MATTERS

The Board knows of no other business to come before the Special Meeting.

By Order of the Board of Directors

/S/David A. Weisman

David A. Weisman, Chief Executive Officer

June 10, 2004
League City, Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE ONLINE OR BY TELEPHONE AS INDICATED ON THE ACCOMPANYING PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

         THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

                                   APPENDIX A

                              Eagle Broadband, Inc.

                    JUNE 2004 COMPENSATORY STOCK OPTION PLAN

SECTION 1.         Purpose

       The purpose of the June 2004 Compensatory Stock Option Plan (the "Plan") is to promote the interests of Eagle Broadband, Inc. (the "Company") and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company's business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.         Definitions

       "Act" shall mean the Securities Act of 1933, as amended from time to time.

       "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

       "Applicable Laws" shall mean the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       "Award" shall mean a grant or award granted under the Plan, as evidenced by an Award Agreement.

       "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

       "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

       "Change in Control" shall have the meaning set forth in Section 12 of the Plan.

       "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

       "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board of Directors. The Committee shall be composed of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and under Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

       "Common Stock" or "Stock" shall mean the common stock of the Company.

       "Company" shall mean Eagle Broadband, Inc., a Texas corporation.

       "Covered Employee" shall mean a Participant designated prior to the grant of an Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is granted or in the year in which such Award is expected to be taxable to such Participant.

       "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, the term "Designated Beneficiary" shall mean the Participant's estate.

       "Director" shall mean a member of the Board, including any Outside Director.

       "Effective Date" shall have the meaning set forth in Section 13 of the Plan.

       "Eligible Individual" shall mean any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

       "Employee" shall mean any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment without regard to any notice period or period of "leave", as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

       "Employer" shall mean the Company or any Affiliate. "Exercise Price" has the meaning set forth in Section 6 of the Plan. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

       "Fair Market Value" shall mean the closing price of the Common Stock on the last day prior to the date in question on which the Stock was traded on the American Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

       "Fiscal Year" shall mean the fiscal year of the Company beginning on September 1 and ending on the following August 31.

       "Incentive Stock Option" means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

       "Non-Stock-Based Incentive Compensation" refers to incentive compensation whose value is not based in whole or in part on the value of Common Stock.

       "Nonqualified Stock Option" means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

       "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

       "Outside Director" means any Director who qualifies as an "outside director" within the meaning of Section 162(m) of the Code, as a "non-employee director" within the meaning of Rule 16b-3 and as an "independent director" within the meaning of the listing requirements of the American Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock.

       "Participant" means an Eligible Individual designated to be granted an Award under the Plan.

       "Payment Value" shall mean the dollar amount assigned to a Performance Share, which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8(c) with respect to the applicable Performance Cycle.

       "Performance Cycle" or "Cycle" shall mean the period of years selected by
the  Committee  during  which   performance  is  measured  for  the  purpose  of
determining the extent to which an award of Performance Shares has been earned.

       "Performance Goals" means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of one or more of the following objective measures with respect to the Company or an Affiliate, or such subsidiary, division or department of the Company or an Affiliate for or within which the Participant performs services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; earnings per share from continuing operations; other board or committee approved performance measurements; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; (ii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iii) the Committee certifies that such Performance Goals were met. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

       "Qualified Performance-Based Award" means an Award of Restricted Stock, Restricted Stock Units or Performance Shares designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, Options or Performance Shares and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

       "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

       "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

       "Restricted Stock Unit" shall mean any unit granted under Section 9 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

       "Rule 16b-3" shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

       "Section 162(m) Exemption" shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(C) of the Code.

       "Share" or "Shares" shall mean a share or shares of Common Stock. "Stock Appreciation Right" shall mean a right granted under Section 7 of the Plan.

       "Stock Exchange" shall mean the American Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares.

       "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 10 of the Plan.

       "Stockholders Meeting" shall mean the annual meeting of stockholders of the Company in each year.

SECTION 3.       Administration

         (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants;

(ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv)              determine  the  terms  and  conditions  of any  Award or Award
                  Agreement;

(v) subject to Section 11 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Option or waive any restrictions relating to any Award; provided, however, that (A) except for adjustments pursuant to Section 5(c) of the Plan, in no event may any Option granted under this Plan be (x) amended to decrease the Exercise Price thereof, (y) cancelled in conjunction with the grant of any new Option with a lower Exercise Price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company to the extent required by applicable law and stock exchange rules and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated herewith in a manner that would violate Section 162(m) of the Code;

(vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

(viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, stockholders, Eligible Individuals and any holder or beneficiary of any Award.

         (b) Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or
(ii)  in  a  manner  that  would  cause  an  Award  designated  as  a  Qualified
Performance-Based  Award not to qualify  for,  or to cease to qualify  for,  the
Section 162(m) Exemption; and provided, further, that any such delegation may be revoked by the Committee at any time.

         (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4.        Eligibility

        Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. All Awards and the terms of any Award to Eligible Individuals who are members of the Committee must also be approved by the Board of Directors. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 5.          Shares Available for Awards

        (a) Shares Available. Subject to adjustment as provided in Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 10,000,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury.

        (b) Accounting for Awards. For purposes of this Section 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

        (c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); provided, however, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, "Disaffiliation" of a subsidiary shall mean the subsidiary's ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the subsidiary).

      (d) Award Limitations.  No more than 100,000 shares of Common Stock may be
subject  to  Qualified   Performance-Based   Awards   granted  to  any  Eligible
Individual, including a Covered Employee, in any Fiscal Year.

SECTION 6.        Stock Options

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted (which may be Nonqualified Stock Options or Incentive Stock Options), the number of shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

(b) Exercise Price. The Exercise Price per Share purchasable under a Option shall be determined by the Committee; provided, however, that, unless otherwise determined by the Committee, such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made. (d) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

(e) Incentive Stock Options. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

SECTION 7.        Stock Appreciation Rights

         The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock
Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares equal to the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, unless otherwise determined by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, provided, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

SECTION 8.        Performance Shares

         (a) The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycle may differ from each other. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee's certification of the attainment of the Performance Goals.

         (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

         (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

         (d) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (c), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock or a combination of cash and shares of Common Stock.

 SECTION 9.       Restricted Stock and Restricted Stock Units

       The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

         (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

         (ii) Stock Certificates; Delivery of Shares.

               (A)  Any  Restricted  Stock  granted  under  the  Plan  shall  be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

               (B) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

         (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company.

 SECTION 10.      Other Stock-Based Awards

         (a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

         (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:


(1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

(2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

(3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

(4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

(5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part,

       any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

         (d) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

SECTION 11.       Amendment and Termination

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) requires stockholder approval under the rules or regulations of the Stock Exchange, or any other securities exchange that are applicable to the Company;

(ii) increases  the number of Shares  authorized  under the Plan as specified in
     Section 5(a) of the Plan; or

(iii) without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

         (b) Amendments to Awards. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the

Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

         (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 12.       General Provisions

         (a) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, provided that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

         (b) Awards. Each Award hereunder shall be evidenced by an Award Agreement, delivered to the Participant or Outside Director and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant or Outside Director and the effect thereon, if any, of a Change in Control of the Company.

         (c) No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

         (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

         (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas.

         (g) Change in Control. In order to preserve Participant's rights under an Award in the event of a transaction or occurrence that the Committee reasonably determines to constitute a change in control of the Company (a "Change-in-Control"), the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

         (h) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

         (i) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         (j) Restrictions. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Texas Business Corporations Act, as amended from time to time. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

         (k) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such
Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

         (1) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

 SECTION 13.      Effective Date of Plan

         Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval (the "EFFECTIVE DATE").

 SECTION 14.      Term of the Plan

         The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to
 Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                              EAGLE BROADBAND, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF EAGLE BROADBAND, INC.
              FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT
                     10:00 A.M. CENTRAL TIME, JULY 20, 2004

The undersigned shareholder of Eagle Broadband, Inc. (the "Company") hereby appoints David Weisman proxy for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m., July 20, 2004, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

     1.  To approve the June 2004 Compensatory        For     Against   Abstain
         Stock Option Plan.
                                                      [ ]       [ ]       [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

  DATED:______________________________     _____________________________________
                                           [Signature]

                                           -------------------------------------
                                           [Signature if jointly held]


                                           -------------------------------------
                                           [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                                  End of Filing